Fees Summary	May 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 6,535.03
Total Fee Amount	6,535.03
Total Transaction Valuation	47,320,976.59
Total Offset Amount	0
Net Fee	$ 0
Offset Table N/A	N/A